SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the Securities
                                Exchange Act of 1934

                           _________________________


       Date of Report (date of earliest event reported):  MARCH 5, 2003



                        WAUSAU-MOSINEE PAPER CORPORATION

             (Exact name of registrant as specified in its charter)



      WISCONSIN                      1-13923             39-0690900
      (State or other           (Commission File         (IRS Employer
      jurisdiction of                Number)             Identification
      incorporation)                                     Number)


                             1244 KRONENWETTER DRIVE
                             MOSINEE, WI 54455-9099

    (Address of principal executive offices, including Zip Code)

                                 (715) 693-4470
               Registrant's telephone number, including area code



                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On March 5, 2003, the Company announced the acquisition of the production assets and customer base of Laminated Papers, Inc. a producer of laminated roll wrap for the paper industry. Laminated Papers' production will be transitioned to the Company's Mosinee Converted Products facilities in Wisconsin and Mississippi.

ITEM 7.FINANCIAL STATEMENTS AND EXHIBITS.

      (C)   EXHIBITS.

            99.1  Press release dated March 5, 2003


ITEM 9.REGULATION FD DISCLOSURE

      On March 5, 2003, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WAUSAU-MOSINEE PAPER CORPORATION



Date:  March 5, 2003          By:  SCOTT P. DOESCHER
                                   Scott P. Doescher
                                   Senior Vice President-Finance


                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-K
                                       OF
                        WAUSAU-MOSINEE PAPER CORPORATION
                               DATED MARCH 5, 2003
                  Pursuant to Section 102(d) of Regulation S-T
                             (17 C.F.R. {section}232.102(d))




99.1 PRESS RELEASE DATED MARCH 5, 2003